                                                                    EXHIBIT 10.7



               NEW SPECIAL PREFERRED STOCK DISTRIBUTION AGREEMENT


         This New Special Preferred Stock Distribution Agreement ("Agreement") is made and entered into as of the _____ day of June, 1997, by and between FirstCity Financial Corporation, a Delaware corporation ("FirstCity"), and the FirstCity Liquidating Trust, a trust formed under the laws of the State of Texas (the "Trust").

                                   RECITALS:

         WHEREAS, the Trust was created pursuant to the Liquidating Trust Agreement dated as of July 3, 1995, by and between FirstCity (fka First City Bancorporation of Texas, Inc.), for the benefit of the respective Beneficiaries entitled to the Trust Assets, and Fleet National Bank (fka Shawmut Bank Connecticut, National Association), as Trustee (the "Trust Agreement"); and

         WHEREAS, FirstCity is the holder of record of the Class A Certificate issued by the Trust; and

         WHEREAS, pursuant to the terms of the Trust Agreement, the Trust is obligated to distribute to the holder of the Class A Certificate the New Special Preferred Stock Dividend Amount and the New Special Preferred Stock Redemption Amount; and

         WHEREAS, FirstCity is authorized to issue 2,500,000 shares of New Special Preferred Stock, par value $0.01 per share, with a nominal stated value of $21.00 per share (the "Special Preferred Stock"), of which 1,923,481 shares are issued and outstanding as of the date hereof; and

         WHEREAS, FirstCity is authorized to issue up to 100,000,000 shares of Optional Preferred Stock in one or more classes or series, the shares of each class or series to have such rights, powers and privileges as fixed by the board of directors of FirstCity in a resolution adopted providing for the issuance of the class or series; and

         WHEREAS, on or before June 30, 1997, FirstCity intends to initiate its offer to exchange (the "Exchange Offer") the issued and outstanding shares of Special Preferred Stock for shares of a new class or series of Optional Preferred Stock to be issued by FirstCity ("New Series Preferred Stock"); and

         WHEREAS, the shares of Special Preferred Stock which are exchanged in the Exchange Offer are referred to in this Agreement as the "Exchanging Shares" and the shares of Special Preferred Stock which are not exchanged in the Exchange Offer are referred to in this Agreement as the "Non-Exchanging Shares"; and

         WHEREAS, FirstCity and the Trust have agreed that June 30, 1997, shall be a Distribution Date (the "First Distribution Date") and that the Distribution Amount on the First Distribution Date shall be an amount equal to the total of the following (the "First Distribution Amount"): (A) not less than $20,000,000 (the amount actually paid on the First Distribution Date being referred to in this

Agreement as the "Initial Distribution Amount"); plus (B) an amount equal to all accrued but unpaid dividends through the First Distribution Date, regardless of declaration by the board of directors of FirstCity, on the Special Preferred Stock; and

         WHEREAS, FirstCity and the Trust have agreed that not later than July 31, 1997, shall be a Distribution Date (the actual date of the distribution of the Second Distribution Amount being referred to herein as the "Second Distribution Date") and that the Distribution Amount on the Second Distribution Date shall be an amount equal to the total of the following (the "Second Distribution Amount"): (A) 1,923,481 times $22.75; minus (B) the Initial Distribution Amount; plus (c) an amount equal to the product of the following:
(I) 15% per annum for the period from the First Distribution Date through the Second Distribution Date; times (II) $21.00; times (III) the difference between
(X) 1,923,481 less (Y) the Initial Distribution Amount divided by $22.75; and

         WHEREAS, FirstCity and the Trust have agreed that upon payment of the First Distribution Amount and Second Distribution Amount (the "Aggregate Distribution Amount") with respect to the New Special Preferred Stock Dividend Amount and the New Special Stock Redemption Amount shall have been paid in full and the Trust shall have no further obligation to make any distributions to the holder of the Class A Certificate with respect to the New Special Preferred Stock Dividend Amount and the New Special Stock Redemption Amount;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1.      DISTRIBUTION DATES AND DISTRIBUTION AMOUNTS.

         FirstCity and the Trust agree that June 30, 1997, shall be a Distribution Date and that the Distribution Amount on the First Distribution Date shall be the First Distribution Amount. FirstCity and the Trust agree that on or about July 31, 1997, shall be a Distribution Date and that the Distribution Amount on the Second Distribution Date shall be the Second Distribution Amount. The Trust shall distribute the First Distribution Amount to FirstCity on the First Distribution Date and shall distribute the Second Distribution Amount to FirstCity on the Second Distribution Date.

         2. PAYMENT IN FULL OF NEW SPECIAL PREFERRED STOCK DIVIDEND AMOUNT AND NEW SPECIAL PREFERRED STOCK REDEMPTION AMOUNT. Upon payment of the First Distribution Amount and the Second Distribution Amount, the Aggregate Distribution Amount with respect to the New Special Preferred Stock Dividend Amount and the New Special Preferred Stock Redemption Amount shall be deemed to have been paid in full and the Trust shall have no further obligation to make any distributions to the holder of the Class A Certificate with respect to the New Special Preferred Stock Dividend Amount and the New Special Stock Redemption Amount. Upon payment of the Aggregate Distribution Amount, FirstCity, the sole holder of the Class A Certificate, shall immediately deliver to the Trust a Release, Waiver and Indemnification Agreement ("RWI Agreement") in the form of Exhibit A attached hereto.

         3. ALLOCATION OF DISTRIBUTION AMOUNTS. The total of the First Distribution Amount and the Second Distribution Amount shall be treated as paid with respect to and allocated as follows: (A) to the Non-Exchanging Shares, an amount equal to $24.94 times the number of Non-Exchanging

Shares (the "Non-Exchanging Shares Amount"); and (B) to the Exchanging Shares, an amount equal to the difference between (I) the First Distribution Amount plus the Second Distribution Amount less (II) the Non-Exchanging Shares Amount.

         4. RESERVATION AMOUNT. FirstCity and the Trust acknowledge and agree that pursuant to the terms of the Trust Agreement, the holder of the Class A Certificate is entitled to receive Distribution Amounts other than the New Special Preferred Stock Dividend Amount and the New Special Preferred Stock Redemption Amount (the "Future Distribution Amounts"). Prior to receipt by the Trust of a written notice from FirstCity that a Future Distribution Amount is or may become due and payable (a "Reservation Notice"), the Aggregate Distribution Amount with respect to the FirstCity Amount, New Special Preferred Stock Dividend Amount and New Special Preferred Stock Redemption Amount shall be treated as paid in full or reserved in full under Section 7.2(1)(b)(i) of the Trust Agreement and, subject to the other provisions of Section 7.2 of the Trust Agreement, distributions may be made to the holders of the Class B Certificates and Class C Certificates. Upon receipt of a Reservation Notice, no further distributions shall be made to the holders of the Class B Certificates or the Class C Certificates until the Future Distribution Amount described in the Reservation Notice has either been paid in full or reserved in full to the reasonable satisfaction of FirstCity.

         5. QUIET PERIOD. Neither the Trust or FirstCity shall purchase, or request or cause the other to purchase, any shares of the Special Preferred Stock after the date of this Agreement.

         6.      MISCELLANEOUS.

         (a) DEFINITIONS. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meaning assigned such terms in the Trust Agreement.

         (b) PRESS RELEASES AND ANNOUNCEMENTS. No party shall issue any press release or announcement relating to the subject matter of this Agreement without the prior written approval of the other party; provided, however, that any party may make any public disclosure it believes, in good faith, is required by law or regulation (in which case the disclosing party will advise the other party prior to making the disclosure).

         (c) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

         (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings or agreements by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

         (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

         (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.

         (i) AMENDMENTS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties.

         (j) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.


         EXECUTED to be effective as of the date first above written.

                                        FIRSTCITY FINANCIAL CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FIRSTCITY LIQUIDATING TRUST
                                        BY:      FLEET NATIONAL BANK, TRUSTEE


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                        DIRECTION OF PORTFOLIO COMMITTEE


         The Portfolio Committee hereby authorizes and directs [Fleet Bank, N.A.], as Trustee of the Trust, to execute this Agreement and to take any and all actions and do all other things which it may deem necessary or desirable to consummate the transactions contemplated this Agreement.

         EXECUTED to effective as of the date first above written.



                                        ----------------------------------------
                                        Robert W. Brown


                                        ----------------------------------------
                                        Rick R. Hagelstein


                                        ----------------------------------------
                                        Richard Bean


                                        ----------------------------------------
                                        David Palmer

                 RELEASE, WAIVER AND INDEMNIFICATION AGREEMENT

         This Release, Waiver and Indemnification Agreement ("RWI Agreement") is made and entered into as of the _____ day of June, 1997, by and between FirstCity Financial Corporation, a Delaware corporation ("FirstCity"), and the FirstCity Liquidating Trust, a trust formed under the laws of the State of Texas (the "Trust").

                             PRELIMINARY STATEMENT

         FirstCity and the Trust have entered into a New Special Preferred Stock Distribution Agreement dated June _____, 1997 ("NSPSD Agreement"), whereby, among other things, the Parties have agreed that the Trust shall, under its obligation to FirstCity, distribute to FirstCity the New Special Preferred Stock Dividend Amount and the New Special Preferred Stock Redemption Amount (each as defined therein). Because FirstCity is obligated to redeem on September 30, 1998, its Special Preferred Stock, the Trust wishes to enter into this RWI Agreement whereby, among other things, FirstCity agrees to indemnify and hold the Trust harmless from any and all loss, damage, claim or liability of any nature whatsoever resulting, directly or indirectly, from or arising, directly or indirectly, out of the failure of FirstCity to pay when and as due any and all dividends on the Special Preferred Stock or to redeem the Special Preferred Stock when and as required by the Amended and Restated Certificate of Incorporation of FirstCity or otherwise.

         NOW, THEREFORE, , in consideration of the premises and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

         Section 1. RELEASE. FirstCity hereby releases and forever discharges the Trust of and from any and all claims, actions, demands, lawsuits, causes of action, losses, costs or liability of whatever kind or nature, now existing or which may hereafter accrue, whether known or unknown, that have been or might have been asserted whether or not heretofore asserted, related to or arising, directly or indirectly, out of any acts, events, facts or circumstances associated with or relating to the failure of FirstCity to pay when and as due any and all dividends on the Special Preferred Stock or to redeem the Special Preferred Stock when and as required by the Amended and Restated Certificate of Incorporation of FirstCity or otherwise.

         Section 2. WAIVER. FirstCity hereby waives any and all rights, remedies, claims, actions, demands, lawsuits, or causes of action, of whatever kind or nature, now existing or which may hereafter accrue, whether known or unknown, that have been or might have been asserted whether or not heretofore asserted, related to or arising, directly or indirectly, out of any acts, events, facts or circumstances associated with or relating to the failure of FirstCity to pay when and as due any and all dividends on the Special Preferred Stock or to redeem the Special

Preferred Stock when and as required by the Amended and Restated Certificate of Incorporation of FirstCity or otherwise.

         Section 3.       INDEMNIFICATION.

                 (a) FirstCity hereby agrees to indemnify, defend and save the Trust harmless, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorney's fees and expenses (collectively "Damages") asserted against, resulting to, imposed upon or incurred by the Trust by reason of or relating to or arising, directly or indirectly, out of the failure of FirstCity to pay when and as due any and all dividends on the Special Preferred Stock or to redeem the Special Preferred Stock when and as required by the Amended and Restated Certificate of Incorporation of FirstCity or otherwise.

                 (b) If any claim of liability is made by a third person against the Trust based on related to or arising, directly or indirectly, out of any acts, events, facts or circumstances associated with or relating to the failure of FirstCity to pay when and as due any and all dividends on the Special Preferred Stock or to redeem the Special Preferred Stock when and as required by the Amended and Restated Certificate of Incorporation of FirstCity or otherwise, the Trust shall with reasonable promptness give to FirstCity written notice of the claim and request FirstCity to defend the same

                 (c) FirstCity shall have the right to undertake and shall undertake if so requested by the Trust (at FirstCity's cost and expense) the defense thereof by representatives chosen by it and reasonably acceptable to the Trust. If FirstCity, within a reasonable time after notice of any such claim, fails to defend the Trust against such claim the Trust will (upon further notice to FirstCity) have the right to undertake the defense, compromise or settlement of such claim at the cost and expense of, on behalf of and for the account and risk of FirstCity, subject to the right of FirstCity to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

         Section 4.       MISCELLANEOUS.

                 (a) Defined Terms. Unless otherwise defined in the RWI Agreement, the terms used in this RWI Agreement shall have the meaning assigned such terms in the NSPSD Agreement.

                 (b) Further Assurances. From time to time upon request and without further consideration, each of the parties hereto shall, and shall cause its subsidiaries and affiliates to, execute, deliver and acknowledge all such further instruments and do such further acts as any other party hereto may reasonably require to evidence or implement the transactions contemplated by this Agreement.

                 (c) No Waiver/Remedies Cumulative. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to any subsequent or other failure. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive or any rights, remedies, powers and privileges provided by law.

                 (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                 (e) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten Business Days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

                 (f) Parties in Interest/Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned by any party hereto without the prior written consent of the other parties hereto, and any attempt to do so without obtaining the required consents of the other parties hereto shall be void.

                 (g) Entire Agreement. This Agreement contains all of the terms of the understanding of the parties hereto with respect to the subject matter hereof.

                 (h) Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and supersedes all prior agreements and understandings with respect to its subject matter.

                 (i) Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly given when personally or actually delivered or on the date of receipt or refusal indicated on the return receipt if mailed (registered or certified mail, postage prepaid, return receipt requested), sent by express courier service, or when transmitted by facsimile transmission to the addresses/facsimile numbers set forth on the signature pages hereto, or to such other addresses/facsimile numbers as any party hereto may from time to time designate in writing in accordance with the provisions hereof to the other parties hereto as the proper address/facsimile number to which such notices and communications shall be sent.

                 (j) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provisions held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

                 (k) Headings. The headings used herein are for convenience of reference only, are not a part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, any provision of this Agreement.

                 (l) Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.


FirstCity Financial Corporation                    FirstCity Liquidating Trust



By:                                                By:
         ----------------------------------                 ----------------------------------
         Name:                                              Name:
                 --------------------------                         --------------------------
         Title:                                             Title:
                 --------------------------                         --------------------------

Address:                                           Address:
                 --------------------------                         --------------------------

                 --------------------------                         --------------------------

                 --------------------------                         --------------------------

                 --------------------------                         --------------------------
Phone No.:                                         Phone No.:
                 --------------------------                         --------------------------
Fax No.:                                           Fax No.:
                 --------------------------                         --------------------------